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                                                                    EXHIBIT 10.1

                FIRST AMENDMENT TO THE 364 DAY CREDIT AGREEMENT

    FIRST AMENDMENT (this "Amendment"), dated as of September 8, 2000, among
NABISCO HOLDINGS N.A. (f/k/a Nabisco Holdings Corp.), a Delaware corporation
("Holdings"), NABISCO, INC., a New Jersey corporation (the "Borrower"), and the lending institutions party to the 364 Day Credit Agreement referred to below.
All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the 364 Day Credit Agreement.

                              W I T N E S S E T H:

    WHEREAS, Holdings, the Borrower and various lending institutions (the
"Banks") are parties to a Credit Agreement, dated as of October 28, 1999 (as amended, modified and/or supplemented to but not including the date hereof, the "364 Day Credit Agreement"); and

    WHEREAS, Holdings, the Borrower and the Banks wish to amend the 364 Day
Credit Agreement as herein provided;

    NOW, THEREFORE, it is agreed:

    I.  AMENDMENTS TO THE 364 DAY CREDIT AGREEMENT.

    1. The definition of "Commitment Expiry Date" appearing in Section 10 of the
364 Day Credit Agreement shall be amended in its entirety as follows:

        "Commitment Expiry Date" shall mean (i) with respect to each Bank which executes and delivers a counterpart of the First Amendment in accordance with the terms thereof, January 25, 2001 and (ii) with respect to any Bank which does not execute and deliver a counterpart of the First Amendment, the date which is 364 days after the Effective Date.

    2. Section 10 of the 364 Day Credit Agreement is hereby further amended by inserting the following new definition in appropriate alphabetical order:

        "First Amendment" shall mean the First Amendment to this Agreement, dated as of September 8, 2000.

    II.  MISCELLANEOUS PROVISIONS.

    1. In order to induce the Banks to enter into this Amendment, each Credit
Party hereby (i) makes each of the representations, warranties and agreements contained in Section 6 of the 364 Day Credit Agreement and (ii) represents and warrants that there exists no Default or Event of Default, in each case on the First Amendment Effective Date (as defined below), both before and after giving effect to this Amendment.

    2. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any provision of the 364 Day Credit
Agreement or any other Credit Document.

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    3. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with Holdings and the Payments Administrator.

    4. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER
SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF
NEW YORK.

    5. This Amendment shall become effective on October 26, 2000 (the "First
Amendment Effective Date"), so long as on or prior to such date (i) each of the Credit Parties and (ii) the Required Banks shall have signed a copy hereof
(whether the same or different copies) and shall have delivered (including by way of facsimile transmission) the same to White & Case, 1155 Avenue of the Americas, New York, New York 10036, Attention: Ms. Ana Adsuar (Facsimile
No.: (212) 354-8113).

                                    *  *  *

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    IN WITNESS WHEREOF, each of the parties has created a counterpart of this
Amendment to be duly executed and delivered as of the date first above written.

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
                                                       NABISCO HOLDINGS N.A.

                                                       By:  /s/ ROBERT A. SCHIFFNER
                                                            -----------------------------------------
                                                            Name: Robert A. Schiffner
                                                            Title: Senior Vice President & Treasurer

                                                       NABISCO, INC.

                                                       By:  /s/ ROBERT A. SCHIFFNER
                                                            -----------------------------------------
                                                            Name: Robert A. Schiffner
                                                            Title: Senior Vice President & Treasurer

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